SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 3, 2004

HMS Holdings Corp.

(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Park Avenue South, New York, New York 10016
(Address of principal executive offices, zip code)

(212) 725-7965
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year,
if changed since last report.)

Item 7. Financial Statements and Exhibits
Item 12. Result of Operations and Financial Condition
SIGNATURES
PRESS RELEASE

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release dated March 3, 2004 (furnished pursuant to Item 12 of Form 8-K).

Item 12. Results of Operations and Financial Condition

     On March 3, 2004, HMS Holdings Corp. issued a press release announcing its financial results for the year and quarter ended December 31, 2003 and forward-looking statements relating to 2004 and the first quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2004

HMS Holdings Corp.

By: /s/ William F. Miller III

William F. Miller III
Chairman and
Chief Executive Officer
(Principal Executive Officer)

By: /s/ Philip Rydzewski

Philip Rydzewski
Chief Financial Officer
(Principal Financial Officer and
Accounting Officer)